Exhibit 4.4

BARCLAYS BANK PLC,

Issuer

TO

THE BANK OF NEW YORK MELLON,

Trustee

WARRANT INDENTURE

Dated as of                     , 2009

BARCLAYS BANK PLC

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Warrant Indenture, dated as of                     , 2009.

Trust Indenture Act Section		Warrant Indenture Section
§310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.08
		6.10
	(c)	Not Applicable
§311	(a)	6.13
	(b)	6.13
	(c)	Not Applicable
§312	(a)	7.01
		7.02(a)
	(b)	7.02(b)
	(c)	7.02(c)
§313	(a)	7.03(a)
	(b)	7.03(a)
	(c)	1.06, 7.03(a)
	(d)	7.03(b)
§314	(a)	7.04
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(f)	Not Applicable
§315	(a)	6.01, 6.03
	(b)	6.02
	(c)	5.03, 6.01
	(d)(1)	6.01, 6.03
	(d)(2)	6.01, 6.03
	(e)	5.13
§316	(a)(1)(A)	5.11
	(a)(1)(B)	5.12
	(a)(2)	Not Applicable
	(a)(last sentence)	1.01
	(b)	5.07
§317	(a)(1)	5.02

-i-

	(a)(2)	5.03
	(b)	10.03
§318	(a)	1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Warrant Indenture.

-ii-

-iii-

-iv-

-v-

WARRANT INDENTURE, dated as of                 , 2009 between BARCLAYS BANK PLC, a public limited company registered in England and Wales (herein called the “Company”), having its registered office at 1 Churchill Place, London E14 5HP, England and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Warrant Indenture to provide for the issuance from time to time of its Universal Warrants, as hereinafter defined (herein called the “Securities” or the “Warrants”), to be issued in one or more series as in this Warrant Indenture provided.

All things necessary to make this Warrant Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS WARRANT INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities or of a series thereof as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. For all purposes of this Warrant Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principals as are generally accepted in the United Kingdom at the date of such computation and as applied by the Company;

(d) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant Indenture as a whole and not to any particular Article, Section or other subdivision; and

(e) when used with respect to any Security, the words “exercise” and “exercised” are intended to refer to the right of the Holder to exercise such Security and to sell or receive in exchange money, securities or other property in accordance with such terms as may hereafter be specified for such Security as contemplated by Section 3.01, and these words are not intended to refer to any right of the Holder to exchange such Security for other Securities of the same series and like tenor pursuant to Section 3.04, 3.05, 3.06 or 9.06 or another similar provision of this Warrant Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be exercised mean such terms as may be specified for such Security as contemplated in Section 3.01.

Certain terms, used principally in Article Six, are defined when first used.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authorized Newspaper” means a newspaper in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used, which, in the United Kingdom, will be The Financial Times of London, if practicable, and which, in the United States, will be The Wall Street Journal, if practicable, and if it shall be impracticable in the opinion of the Trustee to make any publication of any notice required hereby in any such newspaper, shall mean any publication or other notice in lieu thereof which is made or given with the approval of the Trustee.

“Board of Directors” means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Company, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.

“Board Resolution” means a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Company to have been duly adopted by the Board of Directors or such authorized persons or duly appointed person thereof and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Business Day” means, with respect to any Place of Payment, except as may otherwise be provided in the form of Securities of any particular series, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in London, England or in that Place of Payment are authorized or obligated by law or executive order to close.

“Calculation Agent” means the Person, if any, authorized by the Company to calculate amounts from time to time in relation to any series of Securities.

“Call Warrants” has the meaning specified in Section 3.01(e).

“Commencement”, in relation to the winding-up in England of the Company, means, in the case of a voluntary winding-up, the time of the passing of the winding-up resolution and, in the case of a compulsory winding-up, the time of the making by the court of the winding-up order or, where preceded by a voluntary winding-up, the time of the passing of the winding-up resolution and “commences”, in relation as aforesaid, shall be construed accordingly.

“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this Warrant Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Warrant Indenture, and thereafter “Company” shall mean such successor corporation.

“Company Order” and “Company Request” mean, respectively, a written order or request signed in the name of the Company by an Executive Director, Senior Executive (or officer with similar title or status), the Secretary, a Deputy Secretary, Assistant Secretary, the Group Treasurer, a Senior Director or Director within Capital Planning or Group Financial Controller (or officer with similar title and status), and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee in which its corporate trust business is principally administered, located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration, Fax No. (212) 815-5915, with a copy to: BNY Corporate Trustee Services Limited, One Canada Square, London E14 5AL, Attention: Corporate Trustee Administration, Fax No. +44 20 7964 2536 and The Bank of New York Mellon, One Canada Square, London E14 5AL, Attention: Corporate Trust Administration, Fax No. +44 20 7964 2536, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

The term “corporation” includes corporations, associations, joint-stock companies and business trusts.

“Depositary” means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

“Dollar” or “$” or any similar reference means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, at the date as of which this instrument was executed; provided, however, that in the event the United States Securities Exchange Act of 1934 is amended after such date, “Exchange Act” means, to the extent required by any such amendment, the United States Securities Exchange Act of 1934 as so amended.

“Expiration Date”, when used with respect to Securities of any series, means the date on which the right to exercise the Securities of such series shall expire.

“Final Date” has the meaning specified in Section 1.04.

“Financial Services Authority” means the United Kingdom Financial Services Authority or, if applicable, any successor body or agency for the time being charged with the discharge of banking supervision functions in the United Kingdom.

“Global Security” means (i) with respect to Securities issued in bearer form, a global security in bearer form evidencing all or a part of a series of Securities, authenticated and delivered to the Depositary for such series and (ii) with respect to Securities issued in registered form, a global certificate evidencing all or part of a series of Securities, authenticated and delivered to the Depositary and registered in the name of the Depositary or its nominee.

“Holder” means a Person who shall at the time be the bearer of any bearer Security in global or definitive form or in whose name a registered Security in global or definitive form is registered in the Security Register.

“Notice of Default” means a written notice of the kind specified in Section 5.06(a).

“Officer’s Certificate” means a certificate delivered to the Trustee and signed by any Executive Director or a Senior Executive (or other officer of similar title or status) or the Secretary or a Deputy or Assistant Secretary or the Group Treasurer or a Senior Director or Director within Capital Planning or Group Financial Controller or any other person (with similar title and status) duly appointed by the Board of Directors.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for or an employee of the Company or an affiliate of the Company, and which opinion shall be reasonably acceptable to the Trustee.

“Outstanding”, when used with respect to Securities or any series of Securities means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Warrant Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment, redemption or settlement money or any Warrant Property in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Warrant Indenture or provisions therefor satisfactory to the Trustee has been made;

(iii) Securities which have been paid pursuant to Section 11.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Warrant Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

(iv) Securities as to which any money or Warrant Property payable or deliverable upon exercise thereof has been paid or delivered (or such payment or delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 3.01;

provided, however, that in determining whether the Holders of the requisite number of Outstanding Warrants have given, made or taken any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the number of Securities that are

Outstanding at any time shall equal the number of Warrants that are evidenced by such Securities and are Outstanding at such time, even though more than one such Warrant may be evidenced by a single Security; and (ii) Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so beneficially owned shall be so disregarded; provided further, however, that Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

For purposes of this definition, the term “Security” may refer to a particular Warrant or to a certificate (in global or non-global form) evidencing more than one Warrant, as the context may require.

“Paying Agent” means any Person (which may include the Company) authorized by the Company to pay or deliver any money or Warrant Property payable or deliverable on behalf of the Company upon exercise or redemption of such Securities and includes any warrant agent appointed by the Company with respect to such series.

“Payment or Settlement Date”, when used with respect to any Security, means the date when any money or Warrant Property with respect to such Security becomes payable or deliverable upon exercise or redemption of such Security in accordance with its terms.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where any money or Warrant Property payable or deliverable upon exercise or redemption of such Securities is payable or deliverable as specified pursuant to Section 3.01 or, if not so specified, as specified in Section 10.02.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same contractual obligation as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same contractual obligation as the mutilated, destroyed, lost or stolen Security.

“Put Warrants” has the meaning specified in Section 3.01(e).

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Warrant Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Warrant Indenture.

“Responsible Officer”, when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant treasurer or any other officer associated with the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case that has direct responsibility for administering this Warrant Indenture, or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Securities” has the meaning set forth in the recitals of the Company herein and more particularly means any Securities authenticated and delivered under this Warrant Indenture. The term “Security” has the same meaning as the term “Warrant”, except that a Security may evidence more than one Warrant. Consequently, the term “Security” may refer to a particular Warrant or to a Security (in global or non-global form) evidencing more than one Warrant, as the context may require. When “Security” is used herein to refer to a Security evidencing more than one Warrant, the term means all the Warrants evidenced by such Security, and such reference shall not be deemed to affect the number of such Warrants then Outstanding or the terms of any such Warrant, including the amount of cash or Warrant Property, or the exercise price, payable or deliverable in respect of any such Warrant.

“Securities Act” means the Securities Act of 1933, as amended, and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“Subsidiary” has the meaning attributed thereto by Section 736 of the Companies Act 1985 of Great Britain.

“Taxes” means income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings.

“Taxing Jurisdiction” means the United Kingdom or any political subdivision or authority thereof or therein having the power to tax.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Warrant Indenture, and thereafter “Trustee” shall mean the Person who is then the Trustee hereunder, and if at any time there is more than one such Person, “Trustee” shall mean and include each such Person; and “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

“Trust Indenture Act” means the United States Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

“United States of America” means the United States of America and, except in the case of Sections 6.09 and 6.14, its territories and possessions.

“Vice President”, when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.

“Warrants” or “Universal Warrants” means warrants, issued by the Company and authenticated and delivered under this Warrant Indenture, to purchase or sell, or whose cash value is determined by reference to or is linked to the performance, level or value of, one or more of the following: (i) securities of one or more issuers, including the preferred stock or other securities of the Company or debt or equity securities of third parties, (ii) one or more currencies (including cash in one or more currencies), (iii) one or more commodities, (iv) any other financial, economic or other measure or instrument (including the occurrence or non-occurrence of any event or circumstance) and/or (v) one or more indices or baskets of the items described in clauses (i), (ii), (iii) and (iv).

“Warrant Indenture” or “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and forms of particular series of Securities established pursuant to Section 3.01.

“Warrant Property”, when used with respect to a Security, means such of the property described in clauses (i), (ii), (iii) and (iv) of the definition of Warrants as may be purchased or sold pursuant to such Security or by reference to which or to which the cash value of such Warrant is to be determined or is linked.

Section 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Warrant Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Warrant Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of the legal advisor rendering such opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Warrant Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Warrant Indenture shall include:

(a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Warrant Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Warrant Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Warrant Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution or other means, fix in advance a record date for purposes of determining the identity of Holders of registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company’s discretion; provided, however, that the Company may not set a record date for, and the provisions of this Section 1.04(c) shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in Section 1.04(d). If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of registered Securities of record at the close of business on such record date shall be deemed to be Holders of registered Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the registered Securities of such series Outstanding shall be computed as of such record date.

(d) Upon receipt by the Trustee from any Holder of Securities of a particular series of (i) any notice of default or breach referred to in Section 5.01 with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company, or (ii) any direction referred to in Section 5.12 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then the Trustee may set a record date for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration, or direction. The Trustee will notify the Company and the Holders of Outstanding Securities of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date.

(e) The ownership of registered Securities shall be proved by the Security Register.

(f) The ownership of a bearer Security, and the amount and serial number of such Security and the date of holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or securities dealer satisfactory to the Trustee if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a bearer Security of a particular series of a specified amount and bearing a specified serial number was deposited with or exhibited to such trust company, bank, banker or securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Securities specified therein. The holding by the Person named in any such certificate of any Security specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing the same or a later date issued in respect of the same Security shall be produced, or (ii) the Security specified in such certificate shall be produced by some other Person, or (iii) the Security specified in such certificate shall have ceased to be Outstanding.

(g) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Final Date” and from time to time may change the Final Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Final Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Final Date. If a Final Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Final Date with respect thereto, subject to its right to change the Final Date as provided in this paragraph. Notwithstanding the foregoing no Final Date shall be later than the 180th day after the applicable record date.

(h) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Warrants may do so with regard to all or any lesser number of such Warrants or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any lesser number of such Warrants.

(i) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security or such other Security.

Section 1.05 Notices, etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Warrant Indenture to be made upon, given or furnished to, or filed with,

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (including by fax) to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration–Global Finance Unit and shall be effective when actually received by the Trustee, or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and (i) mailed, first-class postage prepaid, addressed to it at the address of its registered office specified in the first paragraph of this Warrant Indenture (unless another address has been previously furnished in writing to the Trustee by the Company, in which case at the last such address) marked “Attention: Company Secretary”, or (ii) faxed to it at Fax No. +44 145 263 8157.

Section 1.06 Notice to Holders; Waiver. When this Warrant Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) (a) with respect to Global Securities in bearer form, if in writing and delivered or mailed, first-class postage prepaid, to the Holder at the address previously furnished in writing by the Holder to the Trustee and the Company, and (b) if Outstanding bearer definitive Securities are affected by such event, published at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and otherwise as may be required by the terms thereof, and (c) if Outstanding registered Securities are affected, if given in writing and mailed, first-class postage prepaid, to each Holder of a registered Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a) of this Warrant Indenture, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

Any notice published pursuant to clause (b) of the preceding paragraph shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first publication. If publication is not practicable, notice will be valid if given in such other manner, and shall be deemed to have been given on such date, as the Company shall determine. For so long as the Securities of any series are represented by Global Securities, the Company will deliver a copy of all notices with respect to such series to the Depositary for such Security (or its designee).

When notice to Holders of registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Warrant Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Warrant Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Warrant Indenture were executed at such future time, the Company and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section 9.01 to change or eliminate (in whole or in part) such provision or limitation of this Warrant Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article Nine) no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c), (d)(1), (d)(2), (d)(3) and (e), 316(a)(1)(A), (a)(1)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Warrant Indenture was executed may be so changed or eliminated.

Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09 Successors and Assigns. All covenants and agreements in this Warrant Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10 Separability Clause. In case any provision in this Warrant Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11 Benefits of Warrant Indenture. Nothing in this Warrant Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Warrant Indenture.

Section 1.12 Characterization of Warrants. By executing this Indenture, the Company intends that the characterization, for accounting and other purposes, of the Universal Warrants as indebtedness or debt for borrowed money, or as any other type of obligation which is not indebtedness or debt for borrowed money, shall not be affected solely by the fact that the Universal Warrants have been issued under an indenture, as opposed to any other instrument, or solely as a result of any of the terms and definitions used hereunder with respect to Universal Warrants.

Section 1.13 Governing Law. This Warrant Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws of that State, except that the authorization and execution of this Warrant Indenture and the Securities shall be governed (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

Section 1.14 Saturdays, Sundays and Legal Holidays. The terms of the Securities shall provide that, in any case where any Payment or Settlement Date or Redemption Date of a Security, or any date on which a Holder of any Security has the right to exercise such Security, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Warrant Indenture or the Securities other than a provision in the Securities that specifically states that such provision shall apply in lieu of this Section) payment or delivery of any money or Warrant Property payable or deliverable with respect to such Security, or exercise of such Security, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment (or such other Business Day as shall be provided in such Security) with the same force and effect as if made on such Payment or Settlement Date or Redemption Date, or on such date for exercise, as the case may be and provided, that if such next succeeding Business Day at any Place of Payment would fall in the succeeding Financial Year (as defined by reference to Section 223 of the Companies Act 1985 of Great Britain) of the Company, payment may be made in full on the immediately preceding Business Day at such Place of Payment with the same force and effect as if made on the Payment or Settlement Date or Redemption Date, or such date for exercise, as the case may be.

Section 1.15 Appointment of Agent for Service; Submission to Jurisdiction and Venue. By the execution and delivery of this Indenture, the Company hereby designates Barclays Bank PLC, 200 Park Avenue, New York, New York 10166, Attention: General Counsel as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Securities or this Warrant Indenture, but for that purpose only, and agrees that service of process upon said agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable so long as any of the Securities remain Outstanding until the appointment of a successor by the Company and such successor’s acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said agent in full force and effect so long as any of the Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. The Company hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit or proceeding and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding has been brought in an inconvenient forum.

Section 1.16 Calculation Agent. If the Company appoints a Calculation Agent pursuant to Section 3.01 with respect to any series of Securities, or other amounts in relation to, such series of Securities in accordance with the terms of such series of Securities by such Calculation Agent shall (in the absence of manifest error) be binding on the Company, the Trustee and all Holders and (in the absence of manifest error) no liability to the Holders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

Section 1.17 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

ARTICLE 2

SECURITY FORMS

Section 2.01 Forms Generally. The Securities of each series shall be in such forms as shall be established by or pursuant to a Board Resolution, or in one or more indentures supplemental hereto, pursuant to Section 3.01, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or rule or regulation made pursuant thereto or with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities all as evidenced by any such execution.

The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.02 or Section 6.14.

The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

Section 2.02 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in substantially the following form:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Warrant Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Section 2.03 Form of Face of Call Warrant.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

THE PERSON MAKING THE DECISION TO ACQUIRE THIS SECURITY SHALL BE DEEMED, BY ACQUIRING AND HOLDING THIS SECURITY ON BEHALF OF ITSELF OR ANY OTHER PERSON, OR EXERCISING ANY RIGHTS RELATED THERETO ON BEHALF OF ITSELF OR ANY OTHER PERSON, TO REPRESENT AND WARRANT (WHICH REPRESENTATION WILL BE DEEMED TO BE REPEATED ON EACH DATE ON WHICH THIS SECURITY IS HELD BY SUCH PURCHASER) EITHER THAT:

(a) THE FUNDS THAT THE HOLDER IS USING TO ACQUIRE AND HOLD THIS SECURITY ARE NOT THE ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101 OR OTHERWISE OR A GOVERNMENTAL PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”); OR

(b) THE FUNDS THAT THE HOLDER IS USING TO ACQUIRE AND HOLD THIS SECURITY ARE THE ASSETS OF A PLAN AND THE PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY AND EXERCISE OF ANY RIGHTS RELATED HERETO WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR WITH RESPECT TO A GOVERNMENTAL PLAN, ANY SIMILAR APPLICABLE LAW OR REGULATION).

Barclays Bank PLC

WARRANT SERIES:

No.	CUSIP No.

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Security is a Global Security, insert — Up to                 ]

[NOTIONAL AMOUNT PER WARRANT:]

WARRANT PROPERTY:

AMOUNT OF WARRANT PROPERTY PER WARRANT:

EXERCISE PRICE PER WARRANT:

FORM OF PAYMENT OF EXERCISE PRICE:

FORM OF SETTLEMENT:

DATES OF EXERCISE:

OTHER TERMS:

This certificate certifies that                                     , or registered assigns, is the Holder of the number of [If Security is not a Global Security, insert — specified above] [If Security is a Global Security, insert — specified from time to time on Schedule A hereto] of Warrants of the series specified above (the “Specified Warrants”), which number of Specified Warrants are evidenced by this Security. Upon receipt by the Trustee of [If Security is not a Global Security, insert — this certificate,] the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed and executed, and the Exercise Price per Warrant set forth above, in the form set forth above, for each Specified Warrant to be exercised (the “Exercise Property”) at the Place of Payment, each Specified Warrant evidenced hereby and so exercised entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from Barclays Bank PLC, a public limited company registered in England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture), the form and amount of Warrant Property specified above under “Warrant Property” and “Amount of Warrant Property Per Warrant”, respectively [If applicable, insert — , or, at the Company’s option, money in an amount equal to the value of such Warrant Property, determined as provided below,] on the                      Business Day after the exercise of such Specified Warrant becomes effective. No interest shall accrue or be payable on this Security. [If applicable, insert — The amount of Warrant Property [or money] so deliverable [or payable] by the Company in respect of each Specified Warrant shall be determined by the Calculation Agent in accordance with the terms hereof[, and may differ from the notional amount specified above].]

The exercise of any Specified Warrant evidenced hereby shall become effective only on the day provided in the Exercise Notice. Specified Warrants will not entitle the Holders thereof to any of the rights of the holders of any of the Warrant Property. No payment of money or delivery of Warrant Property shall be due in respect of the exercise of any Specified Warrant evidenced hereby unless the Exercise Property for such Specified Warrant (together with all other required items) has been tendered for payment or delivered in accordance with the provisions of this Security and the Indenture. No interest shall accrue or be payable on any Specified Warrant.

As indicated on the reverse hereof, the Specified Warrants are herein sometimes also called “Warrants” or “Securities”. References herein to “this Security” mean the Specified Warrants evidenced by this certificate.

[If applicable, insert — The Company may elect, in its sole discretion without notice to the Holder, to pay money in an amount equal to the value of the Warrant Property otherwise deliverable upon any exercise of a Specified Warrant evidenced hereby, in lieu of delivering such Warrant Property. If the Company so elects, the value of the Warrant Property shall be determined by the Calculation Agent by [insert description of method of calculation].]

Any payment of money due on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as is legal tender for payment of public or private debts, against surrender of this Security in the case of any payment due on the Payment or Settlement Date. [If applicable, insert alternative or additional payment mechanics, e.g., for delivery of Warrant Property other than cash, payment by wire transfer or payment in non-U.S. Dollars.]

[If applicable, insert — As used herein, the “Calculation Agent” shall initially mean [•]. The Calculation Agent will be solely responsible for all determinations and calculations regarding [insert relevant items]; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error all determinations and calculations made by the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.]

Terms used and defined in this Security (including those appearing before the first paragraph hereof) shall have the meanings assigned to them herein.

All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Security, the terms “herein”, “hereof”, “hereunder” and the like refer to all of the provisions set forth on the face and the reverse of this Security, including the form of Exercise Notice [If applicable, insert — and Schedule A], taken as a whole, and not to any particular part of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

Section 2.04 Form of Reverse of Call Warrant. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” or “Warrants”), issued and to be issued in one or more series under a Warrant Indenture, dated as of             , 2009 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Each of the Specified Warrants evidenced by this Security is one of the series designated on the face hereof [if applicable, insert — , initially limited in number to Specified Warrants] [if applicable, insert — , which number may be increased at the option of the Company if in the future it determines that it may wish to issue additional Warrants of this series]. References herein to “this series” mean the series of Warrants designated on the face hereof.

[If applicable, insert — The Securities of this series are subject to redemption upon not less than              days’ nor more than              days’ notice, at any time [if applicable, insert — on or after                     , 20        ], as a whole or in part, at the election of the Company, at the following redemption prices:             ]

The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt.

Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Security, the Exercise Notice, duly completed and executed, and the Exercise Property for each such Warrant to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof (unless otherwise specified herein), The Bank of New York Mellon,

101 Barclay Street, New York, New York 10286, Attention: Tender Department, or at such other address as the Trustee may specify from time to time, with a copy of the Exercise Notice, duly completed and executed, to the Calculation Agent,                     , Attention:                                          .

Each Warrant entitles the Holder thereof to receive, upon exercise, the Warrant Property set forth on the face hereof or money as provided for herein.

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in number of the Warrants at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Warrants of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in number of the Warrants of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in number of the Warrants of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity, and, in case of the Company’s winding-up in England, such legal action or proceeding shall be in the name and on behalf of the Trustee to the same extent, but no further, as the Trustee would have been entitled to do.

Neither the Trustee nor the Holder shall be entitled, whether by reason of a default or otherwise, to demand or accelerate the payment or delivery of any money or

Warrant Property by the Company in respect of this Security at any time before such payment or delivery is otherwise due in accordance with the terms of this Security (including pursuant to Section 5.02 of the Indenture), or to demand any payment or delivery of property or money in respect of this Security other than such payment or delivery of money or Warrant Property when due.

The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in any issue or delivery of Warrant Property; and if any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Property until such tax or other charge shall have been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the money or Warrant Property due with respect to this Security at the time and place herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of              Specified Warrants and any multiple thereof. The fact that a Security (whether in global or non-global form) evidences more than one Warrant shall not affect the number of such Warrants then Outstanding or the terms of any such Warrant, including the amount of Warrant Property payable or deliverable in respect of each such Warrant. For the purpose of determining the number of Securities of this series that are Outstanding at any time, such number shall equal the number of Specified Warrants then Outstanding, regardless of the number of Specified Warrants evidenced by any particular Security. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like number of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not any payment or delivery of money or Warrant Property with respect to this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[If applicable, insert —This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 3.05 thereof on transfers and exchanges of Global Securities.]

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[Designation of Universal Warrants]

Exercise Notice

The Bank of New York Mellon

101 Barclay Street,

Corporate Trust Administration

New York, New York 10286

Attn: Corporate Trust Administration

Fax: (212) 815-5915

with a copy to:

BNY Corporate Trustee Services Limited

One Canada Square,

London E14 5AL

Attn: Trustee Administration Manager

Fax: +44 20 7964 2536

The Bank of New York Mellon

One Canada Square,

London E14 5AL

Attn: Corporate Trust Administration

Fax No. +44 20 7964 2536

[Insert name and address of Calculation Agent.]

Attn:

Tel.:

Fax:

Re: Call Warrants on                      expiring                     ,         , issued by Barclays Bank PLC and described in the pricing supplement dated                     , to the prospectus supplement dated                      and the prospectus dated                     .

Ladies and Gentlemen:

The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by [11:00 A.M.], New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than [the Business Day before] [. . . . . on] the Expiration Date.

If the Warrants to be exercised are in global form, the undersigned is delivering this Exercise Notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. [If Exercise Property is not cash, modify as appropriate — In addition, cash in the amount indicated below (which must equal the Exercise Price per Warrant specified on the face of the attached Security times the number of Warrants indicated below) and the beneficial interest in the number of Warrants indicated below are being transferred on the books of the Depositary to an account of the Trustee at the Depositary.]

If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. [If Exercise Property is not cash, modify as appropriate — In addition, cash in the amount indicated below (which must equal the Exercise Price per Warrant specified on the face of the attached Security times the number of Warrants indicated below) and the certificate representing such Warrants are being delivered to the Trustee.]

If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.

Terms used and not defined in this notice have the meanings given to them in the Warrants or the Indenture specified in the Warrants. Each exercise of a Warrant will be governed by the terms of such Warrant and the Indenture.

The Calculation Agent should note receipt of the copy of this Exercise Notice, in the place provided below, on the Business Day of receipt, noting the date and time of receipt. The consideration to be delivered or paid by the Holder in the requested exercise should be made on the Business Day after the day on which the exercise notice becomes effective in accordance with the terms of the Warrant and this Exercise Notice.

Number of Warrants to be exercised:                                          (must be a number greater than or equal to                     ).

[Cash to be paid by Holder:]

Very truly yours,

(Name of beneficial owner or Person authorized to act on its behalf)

(Title)
(Telephone No.)
(Fax No.)

Receipt of the above exercise notice is hereby noted:

                                , as Calculation Agent

By:
(Title)
Date and time of receipt:

(Date)

(Time)

[If Security is a Global Security, insert this Schedule A.]

SCHEDULE A

[DESIGNATION OF WARRANTS]

GLOBAL WARRANT

SCHEDULE OF EXCHANGES OR EXERCISES

The initial number of Warrants represented by this Global Security is                     . In accordance with the Indenture dated as of             , 2009, as amended or supplemented, between the Company and The Bank of New York Mellon, as Trustee, the following reductions in the number of Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

Date of Exchange or Exercise	Number of Warrants Exercised	Reduced Number Outstanding Following such exercise	Notations made to or on behalf of Trustee

Section 2.05 Form of Face of Put Warrant.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

THE PERSON MAKING THE DECISION TO ACQUIRE THIS SECURITY SHALL BE DEEMED, BY ACQUIRING AND HOLDING THIS SECURITY ON BEHALF OF ITSELF OR ANY OTHER PERSON, OR EXERCISING ANY RIGHTS RELATED THERETO ON BEHALF OF ITSELF OR ANY OTHER PERSON, TO REPRESENT AND WARRANT (WHICH REPRESENTATION WILL BE DEEMED TO BE REPEATED ON EACH DATE ON WHICH THIS SECURITY IS HELD BY SUCH PURCHASER) EITHER THAT:

(a) THE FUNDS THAT THE HOLDER IS USING TO ACQUIRE AND HOLD THIS SECURITY ARE NOT THE ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF DEPARTMENT OF

LABOR REGULATION SECTION 2510.3-101 OR OTHERWISE OR A GOVERNMENTAL PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”); OR

(b) THE FUNDS THAT THE HOLDER IS USING TO ACQUIRE AND HOLD THIS SECURITY ARE THE ASSETS OF A PLAN AND THE PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY AND EXERCISE OF ANY RIGHTS RELATED HERETO WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR WITH RESPECT TO A GOVERNMENTAL PLAN, ANY SIMILAR APPLICABLE LAW OR REGULATION).

Barclays Bank PLC

WARRANT SERIES:

No.	CUSIP No.

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Security is a Global Security, insert — Up to                     ]

[CASH SETTLEMENT VALUE PER WARRANT (OR METHOD OF DETERMINING SAME):]

[NOTIONAL AMOUNT PER WARRANT:]

WARRANT PROPERTY:

AMOUNT OF WARRANT PROPERTY DELIVERABLE BY HOLDER UPON EXERCISE PER WARRANT:

PUT PRICE FOR SUCH SPECIFIED AMOUNT OF WARRANT PROPERTY PER WARRANT:

METHOD OF DELIVERY OF ANY WARRANT PROPERTY TO BE DELIVERED FOR SALE UPON EXERCISE OF WARRANTS:

DATES OF EXERCISE:

OTHER TERMS:

This certificate certifies that                                         , or registered assigns, is the Holder of the number [If Security is not a Global Security, insert — specified above] [If Security is a Global Security, insert — specified from time to time on Schedule A hereto] of Warrants of the series specified above (the “Specified Warrants”), which number of Specified Warrants are evidenced by this Security. Upon receipt by the Trustee of [If Security is not a Global Security, insert — this certificate,] the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed and executed, [if net cash settlement does not apply, insert — and the amount of Warrant Property saleable per Specified Warrant set forth above, for each Specified Warrant to be exercised (the

“Exercise Property”), delivered as set forth above at the Place of Payment, each Warrant evidenced hereby and so exercised entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from Barclays Bank PLC, a public limited company registered in England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture), the [Cash Settlement Value][Put Price] per Specified Warrant specified above on the          Business Day after the exercise of such Specified Warrant becomes effective. No interest shall accrue or be payable on this Security. [If applicable, insert — The [amount of Warrant Property so deliverable by the Holder] [and the] [Cash Settlement Value] [Put Price] so payable [or deliverable] by the Company] in respect of each Specified Warrant shall be determined by the Calculation Agent in accordance with the terms hereof[, and may differ from the notional amount specified above].]

The exercise of any Specified Warrant evidenced hereby shall become effective only on the day provided in the Exercise Notice. [Specified Warrants will not entitle the Holders thereof to any of the rights of the holders of any of the Warrant Property.] No payment of the [Cash Settlement Value] [Put Price] shall be due in respect of the exercise of any Specified Warrant evidenced hereby unless [if net cash settlement does not apply, insert — the Exercise Property for such Specified Warrant (together with all other required items) has been tendered for payment or delivered] [if net cash settlement applies, insert — the Holder has delivered all items required for such exercise] in accordance with the provisions of this Security and the Indenture. No interest shall accrue or be payable on any Specified Warrant.

As indicated on the reverse hereof, the Specified Warrants are herein sometimes also called “Warrants” or “Securities”. References herein to “this Security” mean the Specified Warrants evidenced by this certificate.

[If net cash settlement only, insert — No Specified Warrant will require or entitle a Holder thereof to sell or deliver to the Company, nor will the Company be under any obligation to, nor will it, purchase or take delivery from any such Holder of, any Warrant Property, and upon exercise of a Specified Warrant, the Company will make only a cash payment in the amount of the [Cash Settlement Value] [Put Price] per Specified Warrant. Holders of Specified Warrants will not receive any interest on any [Cash Settlement Value] [Put Price].]

Any payment of money due on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as is legal tender for payment of public or private debts, against surrender of this Security in the case of any payment due on the Payment or Settlement Date. [If applicable, insert alternative or additional payment mechanics, e.g., for delivery of Warrant Property other than cash, payment by wire transfer or payment in non-U.S. Dollars.]

[If applicable, insert — As used herein, the “Calculation Agent” shall initially mean [•]. The Calculation Agent will be solely responsible for all determinations and calculations regarding [insert relevant items]; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion, and absent manifest error all determinations and calculations made by the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without liability on the part of the Calculation Agent.]

Terms used and defined in this Security (including those appearing before the first paragraph hereof) shall have the meanings assigned to them herein. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Security, the terms “herein”, “hereof”, hereunder” and the like refer to all of the provisions set forth on the face and the reverse of this Security, including the form of Exercise Notice [If applicable, insert — and Schedule A], taken as a whole, and not to any particular part of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

Section 2.06 Form of Reverse of Put Warrant. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” or “Warrants”), issued and to be issued in one or more series under a Warrant Indenture, dated as of                 , 2009 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Each of the Specified Warrants evidenced by this Security is one of the series designated on the face hereof [if applicable, insert — , initially limited in number to Warrants] [if applicable, insert — , which number may be increased at the option of the Company if in the future it determines that it may wish to issue additional Warrants of this series]. References herein to “this series” mean the series of Warrants designated on the face hereof.

[If applicable, insert — The Securities of this series are subject to redemption upon not less than ... days’ nor more than ... days’ notice, at any time [if applicable, insert — on or after                      , 20    ], as a whole or in part, at the election of the Company, at the following redemption prices:                 ].

The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt.

Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Security, the Exercise Notice, duly completed and executed, and, if specified on the face hereof, the Exercise Property for each such Warrant to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof (unless otherwise specified herein), 101 Barclay Street, New York, New York 10286, Attention: Tender Department, or at such other address as the Trustee may specify from time to time, with a copy to the Calculation Agent,                     , Attention:                         .

Each Warrant entitles the Holder thereof to receive, upon exercise, the money set forth on the face hereof as provided for herein.

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in number of the Warrants at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Warrants of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in number of the Warrants of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in number of the Warrants of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity, and, in case of the Company’s winding-up in England, such legal action or proceeding shall be in the name and on behalf of the Trustee to the same extent, but no further, as the Trustee would have been entitled to do.

Neither the Trustee nor the Holder shall be entitled, whether by reason of a default or otherwise, to demand or accelerate the payment or delivery of any money or Warrant Property by the Company in respect of this Security at any time before such payment or delivery is otherwise due in accordance with the terms of this Security (including pursuant to Section 5.02 of the Indenture), or to demand any payment or delivery of property or money in respect of this Security other than such payment or delivery of money or Warrant Property when due.

The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in any issue or delivery of Warrant Property; and if any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Property until such tax or other charge shall have been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the money or Warrant Property due with respect to this Security at the time and place herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of          Specified Warrants and any multiple thereof. The fact that a Security (whether in global or non-global form) evidences more than one Warrant shall not affect the number of such Warrants then Outstanding or the terms of any such Warrant, including the [amount of Warrant Property] [and] [Cash Settlement Value] [Put Price] payable or deliverable in respect of each such Warrant. For the purpose of determining the number of Securities of this series that are Outstanding at any time, such number shall equal the number of Specified Warrants then Outstanding, regardless of the number of Specified Warrants evidenced by any particular Security. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like number of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not any payment or delivery of money with respect to this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[If applicable, insert — This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 3.05 thereof on transfers and exchanges of Global Securities.]

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[Designation of Universal Warrants]

Exercise Notice

The Bank of New York Mellon

101 Barclay Street,

Corporate Trust Administration

New York, New York 10286

Attn: Corporate Trust Administration

Fax: (212) 815-5915

with a copy to:

BNY Corporate Trustee Services Limited

One Canada Square,

London E14 5AL

Attn: Trustee Administration Manager

Fax: +44 20 7964 2536

The Bank of New York Mellon

One Canada Square,

London E14 5AL

Attn: Corporate Trust Administration

Fax No. +44 20 7964 2536

[Insert name and address of Calculation Agent.]

Attn:

Tel.:

Fax:

Re: Put Warrants on                  expiring                         ,         , issued by Barclays Bank PLC. and described in the pricing supplement dated                     ,         , to the prospectus supplement dated                         ,          and the prospectus dated                         ,         .

Ladies and Gentlemen:

The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by [11:00 A.M.], New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than [the Business Day before] [. . . . . on] the Expiration Date.

If the Warrants to be exercised are in global form, the undersigned is delivering this Exercise Notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. In addition, the beneficial interest in the number of such Warrants indicated below is being transferred on the books of the Depositary to an account of the Trustee at the Depositary.

If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. In addition, the certificate representing such Warrants is being delivered to the Trustee. [If applicable, insert reference to delivery of Warrant Property specified below by Holder.]

If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.

Terms used and not defined in this notice have the meanings given to them in the Warrants or the Indenture specified in the Warrants. Each exercise of a Warrant will be governed by the terms of such Warrant and the Indenture.

The Calculation Agent should note receipt of the copy of this Exercise Notice, in the place provided below, on the Business Day of receipt, noting the date and time of receipt. The consideration to be delivered or paid by the Holder in the requested exercise should be made on the Business Day after the day on which the exercise notice becomes effective in accordance with the terms of the Warrant and this Exercise Notice.

Number of Warrants to be exercised:                                  (must be a number greater than or equal to             ). [Cash Settlement Value][Put Price] to be paid by the Company:

[If applicable, insert — Warrant Property to be delivered by Holder:]

Very truly yours,

(Name of beneficial owner or Person authorized to act on its behalf)
(Title)
(Telephone No.)
(Fax No.)

Receipt of the above exercise notice is hereby noted:

                                         , as Calculation Agent

By:
(Title)
Date and time of receipt: (Date)
(Time)

[If Security is a Global Security, insert this Schedule A.]

SCHEDULE A

[DESIGNATION OF WARRANTS]

GLOBAL WARRANT

SCHEDULE OF EXCHANGES OR EXERCISES

The initial number of Warrants represented by this Global Security is                     . In accordance with the Indenture dated as of                 , 2009, as amended or supplemented, between the Company and The Bank of New York Mellon, as Trustee, the following reductions in the number of Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

Date of Exchange or Exercise	Number of Warrants Exercised	Reduced Number Outstanding Following such exercise	Notations made to or on behalf of Trustee

Section 2.07 Form of Legend for Global Securities. Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ARTICLE 3

THE SECURITIES

Section 3.01 Amount Unlimited; Issuable in Series. The aggregate number of Warrants which may be authenticated and delivered under this Warrant Indenture is unlimited. The Securities may be issued in one or more series.

There shall be established by or pursuant to a Board Resolution and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

(a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(b) any limit upon the aggregate number of the Securities of the series which may be authenticated and delivered under this Warrant Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(c) the money payable or receivable or specific Warrant Property purchasable or deliverable by or on behalf of the Holder upon exercise of the Securities of the series, and the amount thereof (or the method for determining the same);

(d) if applicable, the price at which the Securities of the series will be issued and, if other than U.S. Dollars, the coin or currency or composite currency in which such issue price will be payable;

(e) whether the Securities of the series are warrants to purchase the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) (“Call Warrants”), warrants to sell the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) (“Put Warrants”), or any other type of warrants;

(f) if applicable, the price at which and, if other than U.S. Dollars, the coin or currency or composite currency with which the Warrant Property may be purchased or sold by or on behalf of the Holder upon exercise of the Securities of the series (or the method for determining the same);

(g) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

(h) if applicable, whether the exercise price for the Securities of the series may be paid in cash or by the exchange of any such Securities or other securities of the Company, or both, or otherwise, whether such exercise price may be netted against any money or Warrant Property payable or deliverable by the Company with respect to such Securities and the method of exercise of such Securities;

(i) if the Securities of the series are Call Warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Company or both or otherwise, and whether the election of such form of settlement is to be at the option of the Holder or of the Company;

(j) if the Securities of the series are Put Warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Holder or both, or otherwise, and whether the election of such form of settlement is to be at the option of the Holder or of the Company;

(k) the date on which the right to exercise the Securities of the series shall commence and the Expiration Date of the series or, if the Securities of the series are not continuously exercisable throughout such period, the specific date or dates on which they will be exercisable;

(l) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.07, any addition to, elimination of or other change in the circumstances set forth in Clause (c)(ii) of Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

(m) any warrant agents, Depositaries, Paying Agents, transfer agents or registrars or any determination agents, Calculation Agents or other agents with respect to Securities of the series;

(n) the denominations in which any Securities of the series shall be issuable;

(o) the Place of Payment with respect to Securities of the series, if other than the Corporate Trust Office;

(p) any addition to, elimination of or other change in the covenants set forth in Article Ten which applies to Securities of the series;

(q) any provisions necessary to permit or facilitate the issuance, payment or exercise of any Securities of the series that may be exercised for securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of money or delivery of other property and whether at the option of the Company or otherwise;

(r) any other Events of Default or covenants with respect to the Securities of such series and, if other than as specified in this Warrant Indenture, the terms thereof; and

(s) any other terms of the series (which terms shall not be inconsistent with the provisions of this Warrant Indenture, except as permitted by Section 9.01(d)).

All Securities of any one series shall be substantially identical except as to denomination and the fact that Securities of any one series may be issuable in both bearer and registered form and except as may otherwise be provided, in the Officer’s Certificate referred to above or pursuant to such action or in any such indenture supplemental hereto.

If the forms of Securities of any series, or any of the terms thereof, are established by action taken by the Board of Directors of the Company, copies of the Board Resolutions in respect thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order pursuant to Section 3.03 for the authentication and delivery of such Securities.

The Securities are unsecured and contractual obligations of the Company and rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt.

No Security shall entitle the Holder or any beneficial owner thereof to any rights of a holder or beneficial owner of Warrant Property, including the right to receive the payment of any dividends on, principal of, or premium or interest on Warrant Property or to vote or to enforce any rights under any documents governing Warrant Property.

Section 3.02 Denominations. The Securities of each series shall be issuable in such denominations of Warrants as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to the Securities of any series, the Securities of each series shall be issuable in denominations of 100 Warrants and any integral multiple thereof.

Section 3.03 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by any two of the following: any of its directors or senior executives (or officer with similar title and status) and the Secretary or a Deputy Secretary or Assistant Secretary of the Company or by its Attorney-in-fact. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities.

At any time and from time to time after the execution and delivery of this Warrant Indenture, the Company may deliver Securities of any series executed by the Company and, in the case of bearer Securities other than a Global Security, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities and accepting the additional responsibilities under this Warrant Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that (a) if the form or terms of such Securities has or have been established by or pursuant to a Board Resolution as permitted by Section 2.02 or Section 3.01, that such form or terms has or have been established in conformity with the provisions of this Warrant Indenture and (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights and by general principles of equity.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Warrant Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Warrant Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

Each registered Security shall be dated the date of its authentication.

Each bearer Security shall be dated the date of its authentication.

No Security appertaining thereto shall be entitled to any benefit under this Warrant Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security is entitled to the benefits of this Warrant Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Warrant Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Warrant Indenture.

Section 3.04 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities substantially of the tenor of the definitive Securities in lieu of which they are issued, which Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Securities may be issued as bearer Securities or as registered Securities in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, all as evidenced by such execution.

If temporary Securities of any series are issued, the Company will cause, if so required by the terms of such temporary Securities, definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations, of like tenor and of a like aggregate number of Warrants. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Warrant Indenture as definitive Securities of such series and tenor.

The provisions of this Section 3.04 are subject to any restrictions or limitations on the issue and delivery of temporary bearer Securities of any series that may be established pursuant to Section 3.01 (including any provision that bearer Securities of such series initially be issued in the form of a Global Security to be delivered to a depositary of the Company located outside the United States of America and the procedures pursuant to which definitive bearer Securities of such series would be issued in exchange for such Global Security).

Section 3.05 Registration, Registration of Transfer and Exchange.

(a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Warrants.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Warrants upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same contractual obligation, and entitled to the same benefits under this Warrant Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

If the Securities of any series are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

(b) Except as otherwise specified pursuant to Section 3.01, registered Securities of any series may be exchanged for a like number of registered Securities of such series of other authorized denominations containing identical terms and provisions, and, if bearer Securities of any series are issued in more than one authorized denomination, such bearer Securities may be exchanged for a like number of bearer Securities of other authorized denominations containing identical terms and provisions. Except as provided above, if Securities of any series are issued in both registered and bearer form, bearer Securities of such series may be exchanged for a like number of registered Securities of such series of authorized denominations containing identical terms and provisions and registered Securities of such series may be exchanged for a like number of bearer Securities of such series of authorized denominations. Securities to be exchanged shall be surrendered at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the Security or Securities of the same series which the Holder making the exchange shall be entitled to receive.

Notwithstanding anything herein or in the terms of any series of Securities to the contrary, neither the Company nor the Trustee (which shall be entitled to conclusively rely on an Officer’s Certificate and an Opinion of Counsel) shall be required to exchange any bearer Security for a registered Security or any registered Security for a bearer Security if such exchange would result in any adverse tax consequence to the Company under then-applicable tax laws of the United States of America or the United Kingdom or any political subdivision thereof or therein.

(c) The provisions of this Section 3.05(c) shall apply only to Global Securities unless as otherwise specified as contemplated by Section 3.01:

(i) Each Global Security authenticated under this Warrant Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Warrant Indenture.

(ii) Notwithstanding any other provision in this Warrant Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (x) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Securities of that series in registered form or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

(iii) Subject to Clause (ii) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(iv) Every Security authenticated and made available for delivery upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 3.05, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(v) Neither any members of, or participants in, the Depositary nor any other Persons on whose behalf such members or participants may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent, any Securities Registrar or any other agent of the Company or any agent of the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in the form of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. The Company, the Trustee, any Paying Agent, any Securities Registrar and any other agent of the Company and any agent of the Trustee shall be entitled to deal with any depositary (including any Depositary), and any nominee thereof, that is the holder of any such Global Security for all purposes of this Indenture relating to such Global Security as the sole holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Company, the Trustee, any Paying Agent, any Securities Registrar or any other agent of the Company or any agent of the Trustee shall have any responsibility or liability for any acts or omissions of any such Depositary with respect to such Global Security, for the records of any such Depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between such Depositary and any members or participants in the Depositary or other participant in such Depositary or between or among any such Depositary, any such member or participant in the Depositary or other participant and/or any holder or owner of a beneficial interest in such Global Security or for any transfers of beneficial interests in any such Global Security. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, members or participants of the Depositary and any other Person on whose behalf a member or participant of the Depositary may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Global Security.

In the event that upon any exercise of Warrants evidenced by a certificate the number of Warrants exercised shall be less than the total number of Warrants evidenced by such certificate, there shall be issued to the Holder thereof or his assignee a new certificate evidencing the number of Warrants of the same series and of like tenor not exercised, provided that in the case of Warrants evidenced by one or more Global Securities, in lieu of issuing such new certificate the Trustee shall note the cancellation of such exercised Warrants and the number of such Warrants not exercised and remaining Outstanding by notation on such Global Security(ies).

Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 3.06 Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security (including any Global Security) is surrendered to the Trustee, the Company may execute and the Trustee shall, in the case of a Security, authenticate and deliver, in exchange therefor a new Security of the same series and of like tenor and number of Warrants, and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security (including any Global Security) and (b) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series and of like tenor and number of Warrants, and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has been or is about to be exercised, or deemed to be exercised, the Company in its absolute discretion may, instead of issuing a new Security, direct the Trustee to treat the same as if it had received the Security together with an irrevocable exercise notice in proper form in respect thereof, as established with respect to the Securities of such series.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Warrant Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement, payment or settlement of mutilated, destroyed, lost or stolen Securities.

Section 3.07 Persons Deemed Owners. Prior to due presentment of a registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of payment or delivery of any money or Warrant Property payable or delivery with respect to such Security and for all other purposes whatsoever, whether or not such payment or delivery with respect to such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any bearer Security as the absolute owner of such Security, as the case may be, for any purpose, including for the purpose of payment or delivery of any money or Warrant Property payable or delivery with respect to such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.08 Cancellation. All Securities surrendered for exercise, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by the provisions of the Securities of any series or pursuant to the provisions of this Securities Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures or, upon receipt of a Company Request, forward the same to the Company.

Section 3.09 CUSIP Numbers. The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers obtained by the Company in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly as reasonably practicable notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE 4

SATISFACTION AND DISCHARGE

Section 4.01 Satisfaction and Discharge of Warrant Indenture. This Warrant Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of exercise, registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Warrant Indenture with respect to the Securities of such series when

(a) either

(i) all Securities of such series theretofore authenticated and delivered (other than (x) Securities which have been destroyed, lost or stolen and which have been replaced, paid or settled as provided in Section 3.06 and (y) Securities for whose payment or settlement money or Warrant Property has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid or redelivered to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(ii) all Securities referred to in clause (i) above not theretofore delivered to the Trustee for cancellation

(A) have been exercised,

(B) will be automatically exercised at their Expiration Date within one year, or

(C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee, as trust funds or trust property in trust for the purpose money or Warrant Property in an amount sufficient to pay and discharge the entire contractual obligation on such Securities not theretofore delivered to the Trustee for cancellation, for all amounts of money or Warrant Property due with respect to such Securities to the date of such deposit or to the Payment or Settlement Date or Redemption Date of such Securities as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Warrant Indenture with respect to the Securities of such series have been complied with.

Notwithstanding any satisfaction and discharge of this Warrant Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money or Warrant Property shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

Section 4.02 Application of Trust Money and Warrant Property. Subject to the provisions of the last paragraph of Section 10.03, all money and Warrant Property deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities of such series and this Warrant Indenture, to the payment or delivery, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all amounts of money or Warrant Property due with respect to such Securities for whose payment or settlement such money or Warrant Property has been deposited with the Trustee.

ARTICLE 5

REMEDIES

Section 5.01 Events of Default. “Event of Default”, wherever used herein with respect to any Security of any series, means (i) that, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or, subject to the penultimate paragraph of Section 5.03, be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Company failed to pay or deliver any money or Warrant Property when due in respect of such Security (but not such a default in respect of any other Security of that or any other series) in accordance with its terms, (ii) the making of an order by an English court of competent jurisdiction which is not successfully appealed within 30 days of the making of such order, or the valid adoption by the shareholders of the Company of an effective resolution, for the winding-up of the Company (other than under or in connection with a scheme of reconstruction, merger or amalgamation not involving bankruptcy or insolvency), (iii) any other Event of Default provided with respect to such Security or to Securities of that series pursuant to Section 3.01 or (iv) the default in the performance, or breach, of any covenant or warranty of the Company in this Warrant Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with) provided, that default or breach has not been remedied within 21 days of receipt by the Company and the Trustee from the Holders of at least 25% in number of the Outstanding Securities of that series of a written notice requiring the breach to be remedied or written notice from the Trustee to the Company requiring the breach to be remedied.

The Company shall deliver to the Trustee, as soon as possible and in any event within 15 days after the Company becomes aware of the occurrence of any Event of Default, an Officer’s Certificate setting forth the details of such Event of Default and the action which the Company proposes to take with respect thereto, if any.

Section 5.02 Collection of Amounts Due and Suits for Enforcement by Trustee. The Company covenants that, if it defaults in the payment or delivery of any money or Warrant Property in respect of any Security in accordance with its terms (including the terms requiring satisfaction by the Holder thereof of all conditions precedent to the Company’s obligation to make such payment or delivery to be satisfied by such Holder), the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount of money or Warrant Property then due and payable on such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to any Security occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Security by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Warrant Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including the institution of proceedings in England (but not elsewhere) for the winding-up of the Company.

Notwithstanding any provision of this Warrant Indenture or any Security, however, neither the Trustee nor any Holder of a Security shall be entitled, whether by reason of a default or otherwise, to demand or accelerate the payment or delivery of any money or Warrant Property by the Company in respect of such Security at any time before such payment or delivery is otherwise due in accordance with the terms of such Security.

The Trustee and Holders of Securities by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim with respect to the Securities or this Warrant Indenture that they might otherwise have against the Company; provided that, for the avoidance of doubt, the Trustee shall not be deemed to have waived its rights under Section 5.05.

Notwithstanding the foregoing, failure to make any payment or delivery of any money or Warrant Property in respect of a series of Securities shall not be a default in respect of such Securities if such payment is withheld or refused (i) in order to comply with any law or regulation or with the order of any court of competent jurisdiction or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time before the expiry of a period of 14 days by independent legal advisors acceptable to the Trustee (the “Withheld Amount”); provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable after the Trustee gives written notice to the Company informing it of such determination.

In lieu of the Trustee taking the above actions, upon failure to make payment or delivery of any money or Warrant Property, if lawful, the Company may place the Withheld Amounts or a sum equal to the Withheld Amounts promptly on interest bearing deposit set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of the Securities. The Company will give notice if at any time it is lawful to pay any Withheld Amounts to the Holders or if such payment is possible as soon as any doubt as to the validity or applicability of the law, regulation or order is resolved. The notice will give the date on which the Withheld Amount and the interest accrued on it will be paid. This date shall be the earliest day after the day on which it is decided Withheld Amounts can be paid on which the interest bearing deposit falls due for repayment or may be repaid without penalty. On such date, the Company shall be bound to pay the Withheld Amount together with interest accrued on it, the payment due date. Payment of the Withheld Amounts will be subject to applicable laws, regulations or court orders. Interest accrued on any Withheld Amount shall be paid net of any taxes required by applicable law to be withheld or deducted.

No recourse for the payment or delivery of money or Warrant Property, on any Security, or for any claim based thereon or otherwise in respect thereof and no recourse under or upon any obligation, covenant or agreement of the Company in this Warrant Indenture, or in any Security, or because of the creation of any contractual obligation represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Warrant Indenture and the issue of the Securities.

Section 5.03 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, winding-up or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or to the property of the Company or such other obligor or their creditors (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency), the Trustee (irrespective of whether the money or Warrant Property in respect of the Securities of such series shall then be due and payable or deliverable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment or delivery of overdue money or Warrant Property) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, Warrant Property and other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders or holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

Subject to Article Eight and Section 9.02, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of any Security any plan of reorganization, arrangement, adjustment, or composition affecting any Securities or the rights of any Holder of any Security or to authorize the Trustee to vote in respect of the claim of any such Holder or holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

When the Trustee incurs expenses or renders services in connection with this Section 5.03, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 5.04 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claim under this Warrant Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.05 Application of Money Collected. Any money collected by the Trustee pursuant to this Article in respect of any series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of amounts due with respect to the Securities, upon presentation of such Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts applicable to such series of Securities in respect of which or for the benefit of which such money has been collected due the Trustee under Section 6.07;

SECOND: To the payment of the amounts then due and unpaid on such series of Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

Section 5.06 Limitation on Suits. No Holder of any Warrant of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Warrant Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Warranties of that series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;

(b) the Holders of not less than 25% in number of the Outstanding Warrants of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder;

(c) such Holder of a Security has offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in number of the Outstanding Warrants of such series; and

(f) in the case of a proceeding for the winding-up of the Company in England, such proceeding is in the name and on behalf of the Trustee to the same extent (but no further or otherwise) as the Trustee would have been entitled so to do;

it being understood and intended that no one or more Holders of Securities of a particular series shall have any right in any manner whatever by virtue of, or by availing of any provision of this Warrant Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Warrant Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of such series.

Section 5.07 Unconditional Right of Holders to Receive Money or Warrant Property Due With Respect to Securities and to Exercise. Notwithstanding any other provision in this Warrant Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive (subject to Section 3.07) payment or delivery of the money or Warrant Property due from the Company with respect to such Security on the Payment or Settlement Date (or, in the case of redemption, on the Redemption Date) of such Security and to exercise such Security in accordance with its terms, and to institute suit for the enforcement of any such payment or delivery and such right to exercise, and such rights shall not be impaired without the consent of such Holder.

Section 5.08 Restoration of Rights and Remedies. If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Warrant Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of Securities shall continue as though no such proceeding had been instituted.

Section 5.09 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement, payment or settlement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities as the case may be.

Section 5.11 Control by Holders. The Holders of a majority in number of the Outstanding Warrants of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

(a) such direction shall not be in conflict with any rule of law or with this Warrant Indenture;

(b) such direction shall not be unjustly prejudicial to the Holders of any Securities of such series not taking part in the direction, as determined by the Trustee;

(c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

(d) such Holders provide indemnity to the Trustee deemed satisfactory to it in the Trustee’s sole discretion.

Section 5.12 Waiver of Past Events of Default. The Trustee may without prejudice to its rights in respect of any subsequent Event of Default from time to time and at any time waive any Event of Default or authorize any proposed Event of Default by the Company, provided that in its opinion the interests of the Holders shall not be materially prejudiced thereby and, provided, further, that the Trustee shall not exercise any powers conferred on it by this clause in contravention of any notice in writing to the Company and the Trustee made pursuant to Section 5.02 hereof but so that no such notice shall affect any waiver or authorization previously given or made.

In addition, the Holders of not less than a majority in number of the Outstanding Warrants of any series may on behalf of the Holders of all the Warrants of such series waive (or direct the Trustee to waive) any past Event of Default hereunder with respect to such series and its consequences, except an Event of Default

(a) in the payment or delivery of money or Warrant Property in respect of any Warrant of such series, or

(b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Warrant of such series affected.

Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default with respect to any series arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Warrant Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

Section 5.13 Undertaking for Costs. All parties to this Warrant Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Warrant Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant to such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in number of the Outstanding Warrants of any series, or to any suit instituted by any Holder for the enforcement of the right to exercise any Security in accordance with its terms.

Section 5.14 Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Warrant Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 6

THE TRUSTEE

Section 6.01 Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Warrant Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Warrant Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(a) Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Warrant Indenture, and no implied covenants or obligations shall be read into this Warrant Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Warrant Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Warrant Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Warrant Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c) No provision of this Warrant Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this clause shall not be construed to limit the effect of clause (a) of this Section 6.01;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Warrants of any series.

Section 6.02 Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(iv) with respect to Securities of such series, no such notice to Holders shall be given until at least 10 days after the occurrence thereof. For the purpose of this Section 6.02, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.03 Certain Rights of Trustee. Subject to the provisions of Section 6.01:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any action or resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Warrant Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Warrant Indenture at the request or direction of any of the Holders pursuant to this Warrant Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at a reasonable cost to the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an officer or employee of the Trustee) or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Warrant Indenture;

(i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Warrant Indenture;

(j) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Warrant Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;

(l) money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company;

(m) in no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action;

(n) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Warrant Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; provided that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

(o) any moneys in any of the funds and accounts to be established by the Trustee pursuant to this Indenture shall be invested by the Trustee upon the written direction (including telecopy) of the Company (such direction to specify the particular investment to be made), if and to the extent then permitted by law.

In the event of a loss on the sale of such investments (after giving effect to any interest or other income thereon except to the extent theretofore paid to the Company), the Trustee shall have no responsibility in respect of such loss except that the Trustee shall notify the Company of the amount of such loss in periodic statements and the Company shall promptly pay such amount to the Trustee to be credited as part of the moneys originally invested.

The Trustee shall have no liability whatsoever for any loss, fee, tax or other charge incurred in connection with any investment, reinvestment or liquidation of any investment hereunder.

Section 6.04 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Warrant Indenture or of the Securities except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Warrant Indenture. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.05 May Hold Securities. The Trustee, any Paying Agent, any Security Registrar and any Calculation Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Calculation Agent or such other agent.

Section 6.06 Money or Warrant Property Held in Trust. Money or Warrant Property held by the Trustee in trust hereunder need not be segregated from other funds, securities or other property except to the extent required by law. The Trustee shall be under no liability for interest on any money or Warrant Property received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.07 Compensation and Reimbursement. The Company agrees

(a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as agreed in writing by the Company from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Warrant Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c) to indemnify the Trustee or any predecessor Trustee for, and to hold it harmless against, any loss, damage, claims, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses and disbursement of its counsel) but excluding any tax liabilities of the Trustee based upon, measured by or determined by the income of the Trustee. The provisions of this Section shall survive the satisfaction and discharge of the Securities and the termination for any reason of this Indenture and the resignation or removal of the Trustee.

The Trustee shall notify the Company in writing of the commencement of any action or claim in respect of which indemnification may be sought promptly after the Trustee becomes aware of such commencement (provided that the failure to make such notification shall not affect the Trustee’s rights hereunder) and the Company shall be entitled to participate in, and to the extent it shall wish, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Trustee. The Trustee shall not compromise or settle any such action or claim without the written consent of the Company, which consent shall not be unreasonably withheld. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a senior claim, to which the Securities are hereby made subordinate, upon all property of funds held or collected by the Trustee as such, except funds held in trust for the payment or delivery of money or Warrant Property on the Securities.

Section 6.08 Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Warrant Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series; a trustee under the Senior Debt Indenture, dated as of September 16, 2004, between the Company and the Trustee, as supplemented or amended; a trustee under the Dated Subordinated Debt Indenture, dated as of June 30, 1998, between the Company and the Trustee, as supplemented or amended; or a trustee under any other indenture, or a fiscal agent under any other fiscal agency agreement, of the Company.

Section 6.09 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to the Securities of each series which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State or District of Columbia authority and, if there be such corporation willing and able to act as trustee on reasonable and customary terms, having its corporate trust office or agency in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in number of the Outstanding Warrants of such series delivered to the Trustee and to the Company.

(d) If at any time:

(i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of the series as to which the Trustee has a conflicting interest for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge, or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to any or all series of Securities or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months (and, in the case of subparagraph (d)(i) above, who is a Holder of a Security of the series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any successor Trustee may be appointed with respect to the Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Securities of any particular series), and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in number of the Outstanding Warrants of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

(g) If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 60 calendar days after giving of a notice of removal of the Trustee, the Trustee being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

Section 6.11 Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee, all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Warrant Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13 Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14 Trustee’s Application for Instructions from the Company. The Trustee may request from the Company by written application to an Executive Director, Senior Executive Director (or officer with similar title or status), the Secretary, a Deputy Secretary, Assistant Secretary, the Group Treasurer, a Senior Director or Director within Capital Planning or Group Financial Controller (or officer with similar title or status) for written instructions with respect to any matter arising in connection with the Trustee’s duties under this Warrant Indenture. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Warrant Indenture and the date on or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

ARTICLE 7

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01 Company to Furnish Trustee Names and Addresses of Holders. The Company, with respect to any series of Securities in registered form, will furnish or cause to be furnished to the Trustee

(a) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of registered Securities of each series as of the immediately preceding May 1 or November 1, as the case may be, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.01 the names and addresses of Holders of registered Securities so long as the Trustee acts as Security Registrar with respect to such series of Securities.

Section 7.02 Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.01 and (ii) received by the Trustee in its capacity as Paying Agent or Security Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

(b) The rights of the Holders of Securities of any series to communicate with other Holders with respect to their rights under this Warrant Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder, by receiving and holding a Security, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b).

Section 7.03 Reports by Trustee. (a) On or before June 1 in each year following the date hereof, so long as any Securities are Outstanding hereunder, the Trustee shall transmit to Holders as provided in the Trust Indenture Act a brief report dated as of such date as required by and in compliance with the Trust Indenture Act.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Trustee has been notified that the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when Securities are listed on any securities exchange or are delisted therefrom.

(c) The Company will furnish the Trustee with interim and annual reports. In addition, the Company will furnish the Trustee with all notices of meetings at which Holders of Securities of a particular series are entitled to vote, and all other reports and communications that are made generally available to Holders of Securities. The Trustee will, at the Company’s expense, make such notices, reports and communications available for inspection by Holders of Securities in such manner as the Company may determine and, in the case of any notice received by the Trustee in respect of any meeting at which Holders of Securities of a particular series are entitled to vote, will mail to all such record Holders of Securities, at the Company’s expense, a notice containing a summary of the information set forth in such notice of meeting.

Section 7.04 Reports by Company. The Company shall:

(a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Warrant Indenture as may be required from time to time by such rules and regulations; and

(c) transmit to Holders, in the manner and to the extent required by the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder.

ARTICLE 8

CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 8.01 Company May Consolidate, etc. Only on Certain Terms. The Company may, without the consent of Holders of any Securities of any series Outstanding under this Warrant Indenture, consolidate or amalgamate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, provided that:

(a) the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety (i) shall be a company organized and validly existing under the laws of the United Kingdom or any political subdivision thereof and entitled to carry on the business of a bank, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the money or Warrant Property payable or deliverable by the Company with respect to all the Securities in accordance with the provisions of such Securities and this Warrant Indenture and the performance or observance of every covenant of this Warrant Indenture on the part of the Company to be performed or observed and shall have provided for the right to exercise each Security in accordance with its terms;

(b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary thereof as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02 Successor Person Substituted. Upon any consolidation, amalgamation or merger or any conveyance or transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or the Person to which such conveyance or transfer is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Warrant Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Warrant Indenture and the Securities.

Section 8.03 Assumption of Obligations. With respect to the Securities of any series, a wholly-owned Subsidiary of the Company (a “successor entity”) may without the consent of any Holder assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment or delivery of money or Warrant Property, on any series of Securities in accordance with the provisions of such Securities and this Warrant Indenture and the performance of every covenant of this Warrant Indenture and such series of Securities on the part of the Company to be performed or observed, provided that:

(a) the successor entity shall expressly assume such obligations by an amendment to the Warrant Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to the Warrant Indenture, irrevocably guarantee all of the obligations of such successor entity under the Securities of such series and the Warrant Indenture as so modified by such amendment;

(b) immediately after giving effect to such assumption of obligations, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption complies with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Warrant Indenture with respect to any such Securities with the same effect as if such successor entity had been named as the Company in this Warrant Indenture, and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Securities except as provided in clause (a) of this Section.

ARTICLE 9

SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities to the extent otherwise permitted under this Warrant Indenture or any supplement hereto; or

(b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and, if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(d) to add to, change or eliminate any of the provisions of this Warrant Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

(e) to secure the Securities; or

(f) to establish the form or terms of Securities of any series appertaining thereto as permitted by Sections 2.01 and 3.01; or

(g) to change any Place of Payment, so long as the Place of Payment as required by Section 3.01(j) is maintained; or

(h) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(i) to make any other provisions with respect to matters or questions arising under this Warrant Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Warrant Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(k) to change or eliminate any provision of this Warrant Indenture as permitted by Section 1.07.

Section 9.02 Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in number of the Outstanding Warrants of each series affected by such supplemental Warrant Indenture (voting as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Warrant Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Security affected thereby,

(a) change the terms of any Security with respect to the Payment or Settlement Date or exercise price thereof, or reduce the amount of money or reduce the amount or change the kind of Warrant Property payable or deliverable upon the exercise thereof or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or money or Warrant Property payable or deliverable in the exercise thereof is payable or deliverable, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Payment or Settlement Date (or, in the case of redemption, on or after the Redemption Date) thereof, or impair the Holder’s right to exercise such Security on the terms provided therein; or

(b) reduce the percentage in number of the Outstanding Warrants of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Warrant Indenture or of certain defaults hereunder and their consequences) provided for in this Warrant Indenture; or

(c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.02; or

(d) modify any of the provisions of this Section 9.02 or Section 5.12 except to increase any such percentage or to provide that certain other provisions of this Warrant Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the “Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(j); or

(e) change in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Company in respect of the due and punctual payment or delivery of money or Warrant Property payable or deliverable on the Securities.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Warrant Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Warrant Indenture of the Holders of Securities of any other series.

Section 9.03 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Securities Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Warrant Indenture. The Trustee may, but shall not be obliged to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Warrant Indenture or otherwise.

Section 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Warrant Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Warrant Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

Section 9.05 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06 Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE 10

COVENANTS

Section 10.01 Payment or Delivery of Money or Warrant Property. The Company covenants and agrees for the benefit of each series of Securities that it will (subject to Section 3.07) duly and punctually pay or deliver the money or Warrant Property payable or deliverable in accordance with the terms of the Securities and this Warrant Indenture.

Section 10.02 Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Warrant Indenture may be served. Unless otherwise specified pursuant to Section 3.01, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of Securities of any series and this Warrant Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 3.01, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for exercise, payment or delivery of money or Warrant Property due with respect to such Security or registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor.

Section 10.03 Money and Warrant Property for Securities Payments and Deliveries to Be Held in Trust. If the Company shall at any time act as Paying Agent with respect to the Securities of any series, it will, on or before the Payment or Settlement Date of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Warrant Indenture money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due until such sums or property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to the Payment or Settlement Date of the Securities of that series, deposit with a Paying Agent money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due, such money or Warrant Property to be held in trust for the benefit of the Persons entitled to such money or Warrant Property in accordance with the provisions of this Warrant Indenture, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or its failure so to act. The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and hold all money or Warrant Property held by it for the payment or delivery of the money or Warrant Property on Securities of that series in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Warrant Indenture until such money or Warrant Property shall be paid or delivered to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee timely notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment or delivery, when due and payable or deliverable on Securities of that series; and

(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all money or Warrant Property so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Warrant Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all money or Warrant Property held in trust by the Company or such Paying Agent, such money or Warrant Property to be held by the Trustee upon the same trusts as those upon which such money or Warrant Property were held by the Company or such Paying Agent; and, upon such payment or delivery by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money or Warrant Property.

Any money or Warrant Property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the amounts due on any Security of any series and remaining unclaimed for two years after such amounts have become due and payable or deliverable shall be paid or delivered to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or redelivery, may at the expense of the Company cause to be published at least once, in Authorized Newspapers, published in the Borough of Manhattan, The City of New York and London, England, notice that such money or Warrant Property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or Warrant Property then remaining will be repaid or redelivered to the Company.

Section 10.04 Corporate Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 10.05 Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate in compliance with Section 314(a)(4) of the Trust Indenture Act.

ARTICLE 11

REDEMPTION OF SECURITIES

Section 11.01 Applicability of Article. Securities of any series which are redeemable before their Expiration Date shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the number of Warrants of such series to be redeemed. In the case of any redemption of Securities of any series prior to the expiration of any provision restricting such redemption provided in the terms of such Securities or elsewhere in this Warrant Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with or waiver of such provision.

Section 11.03 Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such customary methods as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for registered Securities of that series or any multiple thereof) of the number of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

If any Security selected for partial redemption is exercised in part before termination of the exercise right with respect to the portion of the Security so selected, the exercised portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been exercised during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Warrant Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities which has been or is to be redeemed.

Section 11.04 Notice of Redemption. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed in the manner and to the extent provided in Section 1.06.

All notices of redemption shall state:

(a) the Redemption Date,

(b) the Redemption Price,

(c) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the amounts) of the Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the amount of the particular Security to be redeemed,

(d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed,

(e) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

(f) if applicable, the terms of exercise, the date on which the right to exercise the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for exercise, and

(g) the CUSIP number or numbers, if any, with respect to such Securities.

Notice of redemption of Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s Request, by the Trustee in the name and at the expense of the Company.

Section 11.05 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been exercised prior to the date of such deposit.

Section 11.06 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price.

Section 11.07 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the

Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in number equal to and in exchange for the unredeemed portion of the Security so surrendered.

Section 11.08 Optional Redemption Due to Changes in Tax Treatment. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of any series will be redeemable as a whole but not in part at the option of the Company upon not less than 35 nor more than 60 days’ written notice to the Trustee and notice to the Holders in accordance with Section 11.04, on the date specified in such notice (at the Redemption Price of such Securities) if at any time the Company shall determine that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), which change or amendment becomes effective on or after the date specified pursuant to Section 3.01 relating to such series and, in the event that any successor entity has assumed the obligations of the Company, which change or amendment becomes effective on or after the date of such assumption of the Company’s obligations, the Company or any such successor entity will become subject to any adverse tax consequences. In any case where the Company shall determine that as a result of this Section 11.08 it is entitled to redeem Securities of any series, the Company shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent counsel of recognized standing (selected by the Company) in a form satisfactory to the Trustee confirming that the Company is entitled to exercise its right of redemption under this Section 11.08.

The successor entity that assumes the obligations of the Company pursuant to Section 8.03 shall also be entitled to redeem the Securities of relevant series in accordance with this Section 11.08 with respect to any change or amendment to, or change in the application or interpretation of the laws or regulations (including any treaty) of the successor entity’s jurisdiction of incorporation which change or amendment occurs subsequent to the date of any such assumption.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Warrant Indenture to be duly executed, all as of the day and year first above written.

BARCLAYS BANK PLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title: